Filed under Rule 497(e) Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2013

At a meeting held on September 27, 2013, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved a Subadvisory Agreement (the “MFS Subadvisory Agreement”) between SunAmerica Asset Management Corp. (“SAAMCo”) and Massachusetts Financial Services Company (“MFS”) with respect to the Blue Chip Growth Portfolio. The Board, including a majority of the Independent Trustees, also approved a Subadvisory Agreement (the “Pyramis Subadvisory Agreement”) between SAAMCo and Pyramis Global Advisors, LLC (“Pyramis”) with respect to the Real Estate Portfolio and the termination of Davis Selected Advisers, L.P. (“Davis”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote. Shareholders of record on August 31, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Blue Chip Growth Portfolio. Upon the effective date of the MFS Subadvisory Agreement, MFS will assume full responsibility for the day-to-day management of the Blue Chip Growth Portfolio’s assets, and the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

“Blue chip” companies are firms that are generally well-established in their respective industries in the view of the Portfolio’s subadviser. These companies generally exhibit, in the opinion of the Portfolio’s subadviser, characteristics such as strong management teams, sound financial fundamentals, and a defendable business model.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

The subadviser uses a bottom-up approach to buying and selling investments for the Portfolio. Investments are selected based on fundamental and quantitative analysis. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. The subadviser also uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have valuations that are high relative to their earnings, dividends, book value, or other financial measures.

The following is inserted in the Principal Risks of Investing in the Portfolio:

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Massachusetts Financial Services Company (“MFS”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Matthew W. Krummell	2013	Investment Officer

All references to Janet Walsh with respect to the Blue Chip Growth Portfolio are deleted in their entirety. Under Management, in the section Information about the Subadvisers, the following is added with respect to MFS:

The Blue Chip Growth Portfolio is managed by Matthew W. Krummell. Mr. Krummell has been employed in the investment area of MFS since 2001.

Real Estate Portfolio. Upon the effective date of the Pyramis Subadvisory Agreement, Davis will cease to subadvise the Real Estate Portfolio, and the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. REIT sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Pyramis Global Advisors, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Samuel Wald, CFA	2013	Portfolio Manager

Under Management, in the section Information about the Subadvisers, all references to the Real Estate Portfolio with respect to Davis are deleted in their entirety and the following information about Pyramis is inserted:

Pyramis Global Advisors, LLC is located at 900 Salem Street, Smithfield, RI 02917, and is an indirectly held, wholly-owned subsidiary of FMR LLC, which provides day-to-day portfolio management to the Real Estate Portfolio. As of June 30, 2013, Pyramis had approximately $188,489.9 million in assets under management.

The Real Estate Portfolio is managed by Samuel Wald, CFA. Mr. Wald is portfolio manager of the fund, which he has managed since October 2013. He also manages other REIT portfolios. Since joining Pyramis Global Advisors in 1996, Mr. Wald has worked as a research analyst and portfolio manager.

Please retain this supplement for future reference.

Date: September 27, 2013

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2013

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the following portfolio manager information is inserted:

Subadviser	Portfolio Managers	Other Accounts (As of May 31, 2013)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Pyramis Global Advisors, LLC	Samuel Wald, CFA	0	0	1,318.8	2	0	0

In addition, under the section Compensation, the following information is inserted:

Pyramis Global Advisors, LLC. Samuel Wald is the portfolio manager of the Real Estate Portfolio and receives compensation for his services. As of September 30, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or its affiliate or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliate. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other real estate funds and accounts at Pyramis or its affiliate. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis or its affiliate. The portion of the portfolio manager’s bonus that is linked to the investment performance of the Real Estate Portfolio is based on the pre-tax investment performance of the fund measured against the MSCI US REIT Index, and the fund’s pre-tax investment performance based on the performance of the fund within the Lipper Real Estate Funds universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, the parent company of Pyramis and its affiliate. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Please retain this supplement for future reference.

Date: September 27, 2013